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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2002


                               Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)




          California                                            77-0387041
(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                           identification number)


                         Commission file number: 0-25034


                             2860 West Bayshore Road
                           Palo Alto, California 94303
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

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Item 5.  Other Events.

        On April 3, 2002, the Registrant issued a press release announcing the receipt of investment grade ratings from Moody's Investors Service and Standard & Poor's. This press release is included herein as Exhibit 99.1 and is filed and incorporated herein by reference.

        On April 4, 2002, the Registrant issued a press release announcing the timing of its first quarter 2002 earnings release and conference call. The press release also included earnings guidance for the quarter and noted that additional guidance would be included in a Form 8-K. The title and paragraphs 1 and 5 through 7 of the press release, which appear as part of Exhibit 99.2, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
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99.1    Press Release dated April 3, 2002 re investment grade ratings
99.2    Press Release dated April 4, 2002 re first quarter earnings release
99.3    Management's Discussion of Trends and Performance Guidance

Item 9.  Regulation FD Disclosure

        Paragraphs 2 through 4 and 8 of the press release appearing in Exhibit
99.2 are not filed but are furnished pursuant to Regulation FD.

        To assist investors, financial analysts and other interested parties in their analysis of Greater Bay Bancorp, the Registrant has developed the document attached as Exhibit 99.3 to this Form 8-K. Exhibit 99.3 is not filed but is furnished pursuant to Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Greater Bay Bancorp
                                            (Registrant)

Dated: April 4, 2002                        By:  /s/ Steven C. Smith
                                                 -------------------
                                                 Steven C. Smith
                                                 Executive Vice President, Chief
                                                 Administrative Officer and
                                                 Chief Financial Officer

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Exhibit Index
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99.1    Press Release dated April 3, 2002 re investment grade ratings
99.2    Press Release dated April 4, 2002 re first quarter earnings release
99.3    Management's Discussion of Trends and Performance Guidance